    ____________________________________________________________________________
    ____________________________________________________________________________









                              MERRILL LYNCH & CO., INC.

                               (a Delaware corporation)





                                  PURCHASE AGREEMENT










                               Dated:  January 26, 1998


    ____________________________________________________________________________
    ____________________________________________________________________________

                                  Table of Contents


SECTION 1.     Representations and Warranties. . . . . . . . . . . . . . . . . . .  4
     (a)  Representations and Warranties by the Company. . . . . . . . . . . . . .  4
          (i)  Compliance with Registration Requirements . . . . . . . . . . . . .  4
          (ii) Incorporated Documents. . . . . . . . . . . . . . . . . . . . . . .  5
          (iii)     Independent Accountants. . . . . . . . . . . . . . . . . . . .  6
          (iv) Financial Statements. . . . . . . . . . . . . . . . . . . . . . . .  6
          (v)  No Material Adverse Change in Business. . . . . . . . . . . . . . .  6
          (vi) Good Standing of the Company. . . . . . . . . . . . . . . . . . . .  6
          (vii)     Good Standing of Subsidiaries. . . . . . . . . . . . . . . . .  7
          (viii)    Authorization of Agreement . . . . . . . . . . . . . . . . . .  7
          (ix) Authorization of the Indenture. . . . . . . . . . . . . . . . . . .  7
          (x)  Authorization of the Securities . . . . . . . . . . . . . . . . . .  7
          (xi) Authorization of the Forward Purchase Contract. . . . . . . . . . .  8
          (xii)     Description of Securities, Indenture and Forward
               Purchase Contract . . . . . . . . . . . . . . . . . . . . . . . . .  8
          (xiii)    Absence of Defaults and Conflicts. . . . . . . . . . . . . . .  8
          (xiv)     Absence of Labor Dispute . . . . . . . . . . . . . . . . . . .  9
          (xv) Absence of Proceedings. . . . . . . . . . . . . . . . . . . . . . .  9
          (xvi)     Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
          (xvii)    Possession of Intellectual Property. . . . . . . . . . . . . . 10
          (xviii)   Absence of Further Requirements. . . . . . . . . . . . . . . . 10
          (xix)     Possession of Licenses and Permits . . . . . . . . . . . . . . 10
          (xx) Title to Property . . . . . . . . . . . . . . . . . . . . . . . . . 10
     (b)  Representations and Warranties by the Contracting Stockholder. . . . . . 11
          (i)  Right, Power and Capacity . . . . . . . . . . . . . . . . . . . . . 11
          (ii) Execution and Delivery of Agreements. . . . . . . . . . . . . . . . 11
          (iii)     Delivery of Contract Consideration . . . . . . . . . . . . . . 11
          (iv) Absence of Further Requirements . . . . . . . . . . . . . . . . . . 12
          (v)  Absence of Defaults or Conflicts. . . . . . . . . . . . . . . . . . 12
          (vi) CIBER Registration Statement and Prospectus . . . . . . . . . . . . 13
     (c)  Officer's Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 13

SECTION 2.     Sale and Delivery to Underwriter; Closing . . . . . . . . . . . . . 14
     (a)  Initial Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     (b)  Option Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     (c)  Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     (d)  Denominations; Registration. . . . . . . . . . . . . . . . . . . . . . . 14

SECTION 3.     Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     (a)  Covenants of the Company . . . . . . . . . . . . . . . . . . . . . . . . 15
          (i)  Compliance with Securities Regulations and Commission
               Requests. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15



          (ii) Filing of Amendments. . . . . . . . . . . . . . . . . . . . . . . . 15
          (iii)     Delivery of ML&Co. Registration Statements . . . . . . . . . . 15
          (iv) Delivery of ML&Co. Prospectuses . . . . . . . . . . . . . . . . . . 16
          (v)  Continued Compliance with Securities Laws . . . . . . . . . . . . . 16
          (vi) Blue Sky Qualifications . . . . . . . . . . . . . . . . . . . . . . 16
          (vii)     Rule 158 . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
          (viii)    Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . 17
          (ix) Listing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
          (x)  Reporting Requirements. . . . . . . . . . . . . . . . . . . . . . . 17
     (b)  Covenants of the Contracting Stockholder . . . . . . . . . . . . . . . . 17
          (i)  Restriction on Sale of Securities . . . . . . . . . . . . . . . . . 17
          (ii) Purpose Statement . . . . . . . . . . . . . . . . . . . . . . . . . 17

SECTION 4.     Payment of Expenses . . . . . . . . . . . . . . . . . . . . . . . . 18
     (a)  Expenses Payable by the Company. . . . . . . . . . . . . . . . . . . . . 18
     (b)  Expenses Payable by the Contracting Stockholder. . . . . . . . . . . . . 18
     (c)  Termination of Agreement . . . . . . . . . . . . . . . . . . . . . . . . 18
     (d)  Allocation of Expenses . . . . . . . . . . . . . . . . . . . . . . . . . 18

SECTION 5.     Conditions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     (a)  Conditions of Underwriter's Obligations. . . . . . . . . . . . . . . . . 18
          (1)  Effectiveness of ML&Co. Registration Statement. . . . . . . . . . . 19
          (2)  Effectiveness of CIBER Registration Statement . . . . . . . . . . . 19
          (3)  Opinion of Counsel for the Company. . . . . . . . . . . . . . . . . 19
          (4)  Opinion of Counsel for the Underwriter. . . . . . . . . . . . . . . 19
          (5)  Opinion of Counsel for CIBER and the Contracting
               Stockholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
          (6)  Company Officers' Certificate . . . . . . . . . . . . . . . . . . . 20
          (7)  CIBER Officers' Certificate . . . . . . . . . . . . . . . . . . . . 20
          (8)  Certificate of the Contracting Stockholder. . . . . . . . . . . . . 21
          (9)  Company Accountant's Comfort Letter . . . . . . . . . . . . . . . . 21
          (10) CIBER Accountant's Comfort Letter . . . . . . . . . . . . . . . . . 21
          (11) Company Accountant's Bring-down Comfort Letter. . . . . . . . . . . 21
          (12) CIBER Accountant's Bring-down Comfort Letter. . . . . . . . . . . . 21
          (13) Maintenance of Rating . . . . . . . . . . . . . . . . . . . . . . . 21
          (14) Approval of Listing . . . . . . . . . . . . . . . . . . . . . . . . 21
          (15) No Objection. . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
          (16) Lock-up Agreements. . . . . . . . . . . . . . . . . . . . . . . . . 22
          (17) Conditions to Purchase of Option Securities . . . . . . . . . . . . 22
          (18) Additional Documents. . . . . . . . . . . . . . . . . . . . . . . . 23
     (b)  Conditions of the Company's Obligations. . . . . . . . . . . . . . . . . 23
          (1)  Effectiveness of CIBER Registration Statement . . . . . . . . . . . 23
          (2)  Opinion of Counsel for the Company. . . . . . . . . . . . . . . . . 24
          (3)  Opinion of Counsel for the Underwriter. . . . . . . . . . . . . . . 24
          (4)  Opinion of Counsel for CIBER and the Contracting
               Stockholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24



          (5)  CIBER Officers' Certificate . . . . . . . . . . . . . . . . . . . . 24
          (6)  Certificate of the Contracting Stockholder. . . . . . . . . . . . . 24
          (7)  CIBER Accountant's Comfort Letter . . . . . . . . . . . . . . . . . 24
          (8)  CIBER Accountant's Bring-down Comfort Letter. . . . . . . . . . . . 24
          (9)  Conditions to Sale of Option Securities . . . . . . . . . . . . . . 24
     (c)  Termination of Agreement . . . . . . . . . . . . . . . . . . . . . . . . 25

SECTION 6.     Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     (a)  Indemnification of the Underwriter by the Company. . . . . . . . . . . . 26
     (b)  Indemnification of the Underwriter and the Company by the
          Contracting Stockholder. . . . . . . . . . . . . . . . . . . . . . . . . 27
     (c)  Indemnification of the Company and the Contracting Stockholder . . . . . 28
     (d)  Actions against Parties; Notification. . . . . . . . . . . . . . . . . . 28
     (e)  Settlement without Consent if Failure to Reimburse . . . . . . . . . . . 29

SECTION 7.     Contribution. . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

SECTION 8.     Representations, Warranties and Agreements to Survive Delivery. . . 31

SECTION 9.     Termination of Agreement. . . . . . . . . . . . . . . . . . . . . . 32
     (a)  Termination; General . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     (b)  Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

SECTION 10.    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

SECTION 11.    Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

SECTION 12.    GOVERNING LAW AND TIME. . . . . . . . . . . . . . . . . . . . . . . 33

SECTION 13.    Effect of Headings. . . . . . . . . . . . . . . . . . . . . . . . . 33


                             MERRILL LYNCH & CO., INC.
                              (a Delaware corporation)

                     7 7/8% STRYPES (-SM-) DUE February 1, 2001

                 Payable with Shares of Common Stock of CIBER, Inc.


                                  PURCHASE AGREEMENT

                                             January 26, 1998



Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
World Financial Center
North Tower
New York, New York  10281-1209

Ladies and Gentlemen:

     Merrill Lynch & Co., Inc., a Delaware corporation (the "Company"), and Bobby G. Stevenson, individually and as settlor, beneficiary and trustee of the trust made by Bobby G. Stevenson as settlor and trustee under the 1998 Revocable Trust Agreement dated January 26, 1998 (the "1998 Bobby G. Stevenson Revocable Trust"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") with respect to the issue and sale by the Company and the purchase by the Underwriter of an aggregate of 1,750,000 of the Company's Structured Yield Product Exchangeable for Stock-SM-, 7 7/8% STRYPES-SM- Due February 1, 2001 (each, a "STRYPES") and with respect to the grant by the Company to the Underwriter of the option described in Section 2(b) hereof to purchase all or any part of 262,500 additional STRYPES to cover over-allotments, if any. The aforesaid 1,750,000 STRYPES (the "Initial Securities") to be purchased by the Underwriter and all or any part of the 262,500 STRYPES subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities." The Securities are to be issued pursuant to an indenture, dated as of April 1, 1983 and restated as of April 1, 1987 (as amended and supplemented, the "Principal Indenture"), between the Company and The Chase Manhattan Bank, formerly known as Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as trustee (the "Trustee"), as further amended and supplemented by the Eleventh Supplemental Indenture, to be dated as of January 30, 1998 (the "Supplemental Indenture"), between the Company and the Trustee, relating to the STRYPES. The Principal Indenture, as amended and supplemented by the

-----------------------------

(-SM-) Service mark of Merrill Lynch & Co., Inc.

Supplemental Indenture, is hereinafter referred to as the "Indenture".  Bobby
G. Stevenson, individually and as settlor, beneficiary and trustee of the 1998 Bobby G. Stevenson Revocable Trust, is hereinafter called the "Contracting Stockholder."

     The STRYPES will be payable at maturity by delivery of the Maturity Consideration (as defined in the Supplemental Indenture), subject to the Company's option to deliver cash with an equal value. The Company, CIBER, Inc., a Delaware corporation ("CIBER"), and the Underwriter are concurrently entering into an agreement dated the date hereof (the "Registration Agreement") relating to the registration of shares of common stock, par value $.01 per share (the "CIBER Common Stock"), of CIBER that may be deliverable by the Company pursuant to the STRYPES.

     The Company understands that the Underwriter proposes to make a public offering of the Securities as soon as the Underwriter deems advisable after this Agreement and the Registration Agreement have been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-28537) for the registration of debt securities, including the Securities, and warrants under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed a preliminary prospectus and preliminary prospectus supplement relating to the offering of the Securities.
 Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus and prospectus supplement in accordance with the provisions of paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (an "ML&Co. Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such ML&Co. Term Sheet that was omitted from such registration statement (as so amended) at the time it became effective but that is deemed to be part of such registration statement (as so amended) as of the time such information was filed with the Commission pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Any prospectus and prospectus supplement relating to the offering of the Securities that omitted, as applicable, the Rule 434 Information or other information to be included in the prospectus and prospectus supplement filed with the Commission pursuant to Rule 424(b), and was used after such registration statement (as so amended) became effective and prior to the execution and delivery of this Agreement, in each case excluding any CIBER preliminary prospectus (as defined below) attached thereto, are herein called, collectively, an "ML&Co. preliminary prospectus." Such registration statement (as so amended), including the exhibits thereto, the schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 434 Information, if applicable, is herein called the "ML&Co. Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "ML&Co. Rule 462(b) Registration Statement," and after such filing the term "ML&Co. Registration Statement" shall include the ML&Co. Rule 462(b) Registration Statement. The final prospectus and final prospectus supplement relating to the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, but excluding any CIBER Prospectus (as defined below) attached thereto, in the form first furnished to the Underwriter for use in connection with the offering of the Securities are collectively referred to herein as the "ML&Co. Prospectus." If Rule 434 is relied on, the term "ML&Co. Prospectus" shall refer to the ML&Co. preliminary prospectus dated January 14, 1998 together with the ML&Co. Term Sheet and all references in this Agreement to the date of the ML&Co. Prospectus shall mean the date of the ML&Co. Term Sheet. For purposes of this Agreement, all references to the ML&Co. Registration Statement, any ML&Co. preliminary prospectus, the ML&Co. Prospectus or any ML&Co. Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the ML&Co. Registration Statement, any ML&Co. preliminary prospectus or the ML&Co. Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the ML&Co. Registration Statement, any ML&Co. preliminary prospectus or the ML&Co. Prospectus, as the case may be, and shall be deemed to exclude all financial statements and schedules and other information which are included or incorporated by reference in any CIBER preliminary prospectus or the CIBER Prospectus which is attached to any ML&Co. preliminary prospectus or the ML&Co. Prospectus; and all references in this Agreement to amendments or supplements to the ML&Co. Registration Statement, any ML&Co. preliminary prospectus or the ML&Co. Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the ML&Co. Registration Statement, such ML&Co. preliminary prospectus or the ML&Co. Prospectus, as the case may be.

     CIBER has filed with the Commission a registration statement on Form S-3 (No. 333-43857) covering the registration of the shares of CIBER Common Stock deliverable upon payment and discharge of the Securities under the 1933 Act, including the related preliminary prospectus or prospectuses. Each prospectus used before such registration statement became effective, in each case excluding any ML&Co. preliminary prospectus attached thereto, is herein called a "CIBER preliminary prospectus." Such registration statement, including the exhibits thereto, the schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective, is herein called the "CIBER Registration Statement." Any registration statement filed by CIBER pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "CIBER Rule 462(b) Registration Statement," and after such filing the term "CIBER Registration Statement" shall include the CIBER Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, but excluding any ML&Co. Prospectus attached thereto, in the form first furnished to the Underwriter for use in connection with the offering of the Securities is herein called the "CIBER Prospectus." For purposes of this Agreement, all references to the CIBER Registration Statement, any CIBER preliminary prospectus, the CIBER Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the CIBER Registration Statement, any CIBER preliminary prospectus or the CIBER Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the CIBER Registration Statement, any CIBER preliminary prospectus or the CIBER Prospectus, as the case may be, and shall be deemed to exclude all financial statements and schedules and other information which are included or incorporated by reference in any ML&Co. preliminary prospectus or the ML&Co. Prospectus which is attached to any CIBER preliminary prospectus or the CIBER Prospectus; and all references in this Agreement to amendments or supplements to the CIBER Registration Statement, any CIBER preliminary prospectus or the CIBER Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the CIBER Registration Statement, such CIBER preliminary prospectus or the CIBER Prospectus, as the case may be.

     Prior to the closing under this Agreement, the Company, Merrill Lynch Mortgage Capital Inc., a wholly-owned subsidiary of the Company (the "ML&Co. Subsidiary"), the Contracting Stockholder and The Bank of New York, as agent and custodian for or on behalf of the ML&Co. Subsidiary (the "Collateral Agent"), will enter into a forward purchase contract (the "Forward Purchase Contract"), pursuant to which the Contracting Stockholder will be obligated to deliver to the ML&Co. Subsidiary, on the business day immediately preceding the maturity date of the Securities, the Maturity Consideration required by the Company to pay and discharge all of the Securities at maturity as described in the ML&Co. Prospectus, subject to the Contracting Stockholder's right to satisfy his obligations thereunder through a cash payment based on the value of such Maturity Consideration (the "Forward Purchase"). The Contracting Stockholder's obligations under the Forward Purchase Contract will be secured by a pledge of collateral pursuant to the terms of a security and pledge agreement (the "Security and Pledge Agreement") among the Contracting Stockholder, the ML&Co. Subsidiary and the Collateral Agent. Under the Forward Purchase Contract, the Company has agreed to pay and discharge the STRYPES by delivering to the holders thereof at maturity the form of consideration that the ML&Co. Subsidiary receives from the Contracting Stockholder.

     SECTION 1.     Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to the Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with the Underwriter, as follows:

          (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the ML&Co. Registration Statement and any ML&Co. Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the

     ML&Co. Registration Statement or any ML&Co. Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the ML&Co. Registration Statement, any ML&Co. Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the ML&Co. Registration Statement, the ML&Co. Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     Neither the ML&Co. Prospectus nor any amendments or supplements thereto, at the time the ML&Co. Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to (A) statements in or omissions from the ML&Co. Registration Statement or ML&Co. Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the ML&Co. Registration Statement or ML&Co. Prospectus or (B) that part of the ML&Co. Registration Statement that constitutes the Statement of Eligibility on Form T-1 (the "Form T-1") under the 1939 Act of the Trustee.

          Each ML&Co. preliminary prospectus and the prospectus relating to the offering of the Securities filed as part of the ML&Co. Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each ML&Co. preliminary prospectus and the ML&Co. Prospectus delivered to the Underwriter for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the ML&Co. Registration Statement and the ML&Co. Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the ML&Co. Prospectus, at the time the ML&Co. Registration Statement became effective, at the time the ML&Co. Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the ML&Co. Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iv) Financial Statements. The financial statements included in the ML&Co. Registration Statement and the ML&Co. Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the ML&Co. Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the ML&Co. Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the ML&Co. Registration Statement.

          (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the ML&Co. Registration Statement and the ML&Co. Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on its outstanding common stock and regular dividends on its outstanding preferred stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the ML&Co. Prospectus and to enter into and perform its obligations under this Agreement, the Indenture and the Forward Purchase Contract; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii) Good Standing of Subsidiaries. Each subsidiary of the Company which is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the 1933 Act (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the ML&Co. Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the ML&Co. Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (A) the subsidiaries listed in Exhibit 21 to the Annual Report on Form 10-K of the Company filed with the Commission under Section 13 of the 1934 Act for the fiscal year ended December 27, 1996 and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the 1933 Act.

          (viii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

          (ix) Authorization of the Indenture. The Indenture has been duly authorized by the Company, duly qualified under the 1939 Act and duly executed and delivered by the Company and (assuming the due authorization, execution and delivery by the Trustee) will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (x) Authorization of the Securities. The Securities have been duly authorized by the Company for issuance and sale to the Underwriter pursuant to this Agreement and, at the Closing Time, will have been duly executed by the Company and, when authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (xi) Authorization of the Forward Purchase Contract. The Forward Purchase Contract has been duly authorized by the Company and the ML&Co. Subsidiary and, at the Closing Time, will have been duly executed and delivered by the Company and the ML&Co. Subsidiary and (assuming the due authorization, execution and delivery by the Contracting Stockholder) will constitute a valid and binding agreement of the Company and the ML&Co. Subsidiary, enforceable against the Company and the ML&Co. Subsidiary in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xii) Description of Securities, Indenture and Forward Purchase Contract. The Securities, the Indenture and the Forward Purchase Contract will conform in all material respects to the respective statements relating thereto contained in the ML&Co. Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the ML&Co. Registration Statement.

          (xiii) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and (A) the execution, delivery and performance by the Company of this Agreement, the Indenture, the Securities and the Forward Purchase Contract and the consummation of the transactions contemplated herein, therein and in the ML&Co. Registration Statement (including the issuance and sale of the Securities and the delivery of shares of CIBER Common Stock pursuant thereto, the consummation of the Forward Purchase and the use of the proceeds from the sale of the Securities as described in the ML&Co. Prospectus under the caption "Supplemental Use of Proceeds") and compliance by the Company with its obligations hereunder and under the Indenture, the Securities and the Forward Purchase Contract and (B) the execution, delivery and performance by the ML&Co.

     Subsidiary of the Forward Purchase Contract and the consummation of the transactions contemplated therein and compliance by the ML&Co. Subsidiary with its obligations under the Forward Purchase Contract have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or, to the best of the Company's knowledge, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness of the Company or any subsidiary (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xiv) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent which may reasonably be expected to result in a Material Adverse Effect.

          (xv) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the ML&Co. Registration Statement (other than as disclosed therein), or which might, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or which might, individually or in the aggregate, reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement, the Indenture or the Forward Purchase Contract (including the issuance and sale of the Securities and the delivery of shares of CIBER Common Stock pursuant thereto and the consummation of the Forward Purchase) or the performance by the Company of its obligations hereunder or thereunder or the performance by the ML&Co. Subsidiary of its obligations under the Forward Purchase Contract; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the ML&Co. Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xvi) Exhibits. There are no contracts or documents which are of a character required to be described in the ML&Co. Registration Statement, the ML&Co. Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described or filed as required.

          (xvii) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, service marks, trade names and other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xviii)   Absence of Further Requirements.  No filing with, or
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required (A) for the performance by the Company of its obligations under this Agreement or the Forward Purchase Contract or the consummation by the Company of the transactions contemplated herein or therein (including the issuance and sale of the Securities and the delivery of shares of CIBER Common Stock pursuant thereto and the consummation of the Forward Purchase) or for the due execution, delivery or performance of the Indenture by the Company or (B) for the performance by the ML&Co. Subsidiary of its obligations under the Forward Purchase Contract or the consummation by the ML&Co. Subsidiary of the transactions contemplated therein, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and except for the qualification of the Indenture under the 1939 Act.

          (xix) Possession of Licenses and Permits. The Company and the subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xx) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the ML&Co. Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the ML&Co. Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

     (b) Representations and Warranties by the Contracting Stockholder. The Contracting Stockholder represents and warrants to each of the Company and the Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each of the Company and the Underwriter, as follows:

          (i) Right, Power and Capacity. The Contracting Stockholder has the full right, power and capacity to enter into and perform his obligations under this Agreement, the Forward Purchase Contract and the Security and Pledge Agreement, including, without limitation, to pledge and assign the shares of CIBER Common Stock to be pledged and assigned by the Contracting Stockholder pursuant to the Security and Pledge Agreement, and to sell, transfer and deliver the Contract Consideration (as defined in the Forward Purchase Contract) to be sold by the Contracting Stockholder pursuant to the Forward Purchase Contract.

          (ii) Execution and Delivery of Agreements. This Agreement, the Forward Purchase Contract and the Security and Pledge Agreement have been duly executed and delivered by the Contracting Stockholder and (assuming the due authorization, execution and delivery by the other parties thereto) the Forward Purchase Contract and the Security and Pledge Agreement constitute valid and binding agreements of the Contracting Stockholder, enforceable against the Contracting Stockholder in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement hereof and thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (iii) Delivery of Contract Consideration. (a) At January 26, 1998, the Bobby G. Stevenson Revocable Trust is the registered owner of the shares of CIBER Common Stock to be delivered, pledged and assigned by the Contracting Stockholder pursuant to the Security and Pledge Agreement, (b) and the Contracting Stockholder has all rights, title and interest in and to the shares of CIBER Common Stock to be delivered, pledged and assigned by the Contracting Stockholder pursuant to the Security and Pledge Agreement, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and (c) to the extent the Contracting Stockholder elects to deliver the Contract Consideration at Closing (as defined in the Forward Purchase Contract), upon delivery of such Contract Consideration against payment therefor pursuant to the Forward Purchase Contract, assuming the ML&Co. Subsidiary purchased for value and without notice of any adverse claim, the ML&Co. Subsidiary will have acquired all rights, title and interest in and to such Contract Consideration, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The sale, transfer and delivery of the Contract Consideration by the Contracting Stockholder as contemplated by this Agreement is not, and at the time of delivery of such Contract Consideration will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which the Contracting Stockholder or any Affiliate of the Contracting Stockholder is a party or by which any of them is bound. As used herein, "Affiliate" means, as to the Contracting Stockholder, any other Person that, directly or indirectly, controls, is controlled by or is under common control with the Contracting Stockholder. As used herein, "control" (including the terms "controlled by" or "under common control with") means, as to any Person, the possession, direct or indirect, of the power to vote ten percent or more of the securities having ordinary voting power for the election of directors of such Person or to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or by contract or otherwise. As used herein, "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency or instrumentality thereof.

          (iv) Absence of Further Requirements. No declaration or filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the execution, delivery or performance by the Contracting Stockholder of this Agreement, the Forward Purchase Contract or the Security and Pledge Agreement or the consummation by the Contracting Stockholder of the transactions contemplated herein or therein, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or the Commodities Exchange Act, the Commodities Futures Trading Commission Act of 1974, the Commodity Distribution Reform Act and similar state and federal laws, rules and regulations governing the issuance, sale and distribution of commodities (the "Commodities Laws") or state securities laws.

          (v) Absence of Defaults or Conflicts. The execution, delivery and performance by the Contracting Stockholder of this Agreement, the Forward Purchase Agreement and the Security and Pledge Agreement and the consummation by the Contracting Stockholder of the transactions contemplated herein and therein and compliance by the Contracting Stockholder with his obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Contracting Stockholder Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Contracting Stockholder or any Affiliate of the Contracting Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Contracting Stockholder or any Affiliate of the Contracting Stockholder is a party or by which he or any of them is bound, or to which any of the property or assets of the Contracting Stockholder or any Affiliate of the Contracting Stockholder is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, materially and adversely affect the ability of the Contracting Stockholder to perform his obligations under this Agreement), nor will such action result in any violation of the provisions of the 1998 Bobby G. Stevenson Revocable Trust or any applicable law, statute, rule or regulation of any government or government instrumentality having jurisdiction over the Contracting Stockholder or any Affiliate of the Contracting Stockholder or any of their assets, properties or operations (other than any Commodities Laws or any state securities or "blue sky" law, statute, rule or regulation, as to which no representation and warranty is made), or any applicable judgment, order, writ or decree of any government, government instrumentality or domestic court having jurisdiction over the Contracting Stockholder or any Affiliate of the Contracting Stockholder or any of their assets, properties or operations (except in all cases for violations that would not, singly or in the aggregate, materially and adversely affect the ability of the Contracting Stockholder to perform his obligations under this Agreement, the Forward Purchase Contract or the Security and Pledge Agreement). As used herein, "Contracting Stockholder Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any Person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Contracting Stockholder or any Affiliate of the Contracting Stockholder.

          (vi) CIBER Registration Statement and Prospectus. The CIBER Registration Statement, any CIBER Rule 462(b) Registration Statement or any post-effective amendments thereto, at the respective times the CIBER Registration Statement, any CIBER Rule 462(b) Registration Statement or any post-effective amendments thereto became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The CIBER Prospectus or any amendment or supplement thereto, at the time the CIBER Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not include an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby. Any certificate signed by or on behalf of the Contracting Stockholder delivered to the Underwriter or the

Company shall be deemed a representation and warranty by the Contracting Stockholder to the Underwriter or the Company, as the case may be, as to the matters covered thereby.

     SECTION 2.     Sale and Delivery to Underwriter; Closing.

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the price per STRYPES set forth in Schedule A, the Initial Securities.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase up to an additional 262,500 STRYPES at the price per STRYPES set forth in Schedule A. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriter to the Company setting forth the number of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriter, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Brown & Wood llp, One World Trade Center, New York, New York 10048, or at such other place as shall be agreed upon by the Underwriter and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriter and the Company, on each Date of Delivery as specified in the notice from the Underwriter to the Company.

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Underwriter of certificates for the Securities to be purchased by it.

     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriter may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the

Underwriter in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3.     Covenants.

     (a) Covenants of the Company. The Company covenants with the Underwriter as follows:

          (i)  Compliance with Securities Regulations and Commission
     Requests. The Company, subject to Section 3(a)(ii), will comply with the requirements of Rule 434, if applicable, and will notify the Underwriter immediately, and confirm the notice in writing, (A) when any post-effective amendment to the ML&Co. Registration Statement shall become effective, or any supplement to the ML&Co. Prospectus or any amended ML&Co. Prospectus shall have been filed, (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the ML&Co. Registration Statement or any amendment or supplement to the ML&Co. Prospectus or for additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the ML&Co. Registration Statement or of any order preventing or suspending the use of any ML&Co. preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (ii) Filing of Amendments.   The Company will give the Underwriter
     notice of its intention to file or prepare any amendment to the ML&Co. Registration Statement (including any filing under Rule 462(b)), any ML&Co. Term Sheet or any amendment, supplement or revision to either the prospectus relating to the offering of the Securities included in the ML&Co. Registration Statement at the time it became effective or to the ML&Co. Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall reasonably object.

          (iii) Delivery of ML&Co. Registration Statements. The Company has furnished or will deliver to the Underwriter, without charge, signed copies of the ML&Co. Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. If applicable, the copies of the ML&Co. Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (iv) Delivery of ML&Co. Prospectuses. The Company has delivered to the Underwriter, without charge, as many copies of each ML&Co. preliminary prospectus as the Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to the Underwriter, without charge, during the period when the ML&Co. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the ML&Co. Prospectus (as amended or supplemented) as the Underwriter may reasonably request. If applicable, the ML&Co. Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (v) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the ML&Co. Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the ML&Co. Registration Statement or amend or supplement the ML&Co. Prospectus in order that the ML&Co. Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the ML&Co. Registration Statement or amend or supplement the ML&Co. Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the ML&Co. Registration Statement or the ML&Co. Prospectus comply with such requirements, and the Company will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request.

          (vi) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriter may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the ML&Co. Registration Statement and any ML&Co. Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the ML&Co. Registration Statement and any ML&Co. Rule 462(b) Registration Statement.

          (vii) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (viii) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the ML&Co. Prospectus under "Supplemental Use of Proceeds."

          (ix) Listing. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

          (x) Reporting Requirements. The Company, during the period when the ML&Co. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (b) Covenants of the Contracting Stockholder. The Contracting Stockholder covenants with the Underwriter and the Company as follows:

          (i) Restriction on Sale of Securities. During a period of 90 days from the date of the CIBER Prospectus, the Contracting Stockholder will not, without the prior written consent of the Underwriter, (x) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of CIBER Common Stock or any securities convertible into or exercisable or exchangeable for CIBER Common Stock or cause to be filed any registration statement under the 1933 Act with respect to any of the foregoing or (y) enter into any swap or any other agreement or any transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of CIBER Common Stock, whether or not any such transaction described in clause
     (x) or (y) above is to be settled by delivery of CIBER Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the execution and delivery by the Contracting Stockholder of the Forward Purchase Contract or the consummation by the Contracting Stockholder of the transactions contemplated therein.

          (ii) Purpose Statement. At or prior to Closing Time, the Contracting Stockholder will deliver to the ML&Co. Subsidiary a duly executed purpose statement on Form F. R. G-3 of the Board of Governors of the Federal Reserve System.

     SECTION 4.     Payment of Expenses.

     (a) Expenses Payable by the Company. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the ML&Co. Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement, the Indenture, the Forward Purchase Contract and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriter, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of the Company's counsel in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriter of copies of each ML&Co. preliminary prospectus, any ML&Co. Term Sheets and of the ML&Co. Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriter of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (ix) any fees payable in connection with the rating of the Securities, (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriter in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (xi) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

     (b) Expenses Payable by the Contracting Stockholder. The Contracting Stockholder will pay all expenses incident to the performance of his obligations under this Agreement, including the fees and disbursements of his counsel and advisors.

     (c) Termination of Agreement. If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriter for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

     (d) Allocation of Expenses. The provisions of this Section 4 shall not affect any separate agreement that the Contracting Stockholder may make or may have made for the sharing of the costs and expenses to be borne by it pursuant to this Section 4.

     SECTION 5.     Conditions.

     (a) Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Company and the Contracting Stockholder contained in Sections 1(a) and 1(b) hereof, respectively, to the accuracy of the representations and warranties of CIBER contained in the Registration Agreement, to the accuracy of the statements in certificates of any officer of the Company or CIBER or of the Contracting Stockholder delivered pursuant to the provisions hereof, to the performance by the Company and the Contracting Stockholder of their respective covenants and other obligations hereunder, to the performance by CIBER of its covenants and other obligations under the Registration Agreement, and to the following further conditions:

          (1) Effectiveness of ML&Co. Registration Statement. The ML&Co. Registration Statement, including any ML&Co. Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the ML&Co. Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. A prospectus containing the public offering price of the Securities, a description of the Securities, the specific method of distribution and similar matters (or, if the Company has elected to rely upon Rule 434, an ML&Co. Term Sheet including the Rule 434 Information) shall have been filed with the Commission in accordance with Rule 424(b).

          (2) Effectiveness of CIBER Registration Statement. The CIBER Registration Statement, including any CIBER Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the CIBER Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter.

          (3) Opinion of Counsel for the Company. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Brown & Wood llp, counsel for the Company, in form and substance satisfactory to the Underwriter, to the effect set forth in Exhibit A hereto and to such further effect as the Underwriter may reasonably request. In giving such opinion, counsel may rely, as to all matters governed by laws other than the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States, upon the opinions of counsel satisfactory to the Underwriter. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of public officials.

          (4) Opinion of Counsel for the Underwriter. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Underwriter, in form and substance satisfactory to the Underwriter, to the effect set forth in Exhibit B hereto and to such further effect as the Underwriter may reasonably request. In giving such opinion, counsel may rely, as to all matters governed by laws other than the law of the State of California, the General Corporation Law of the State of Delaware and the federal law of the United States, upon the opinions of counsel satisfactory to the Underwriter. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of CIBER and its subsidiaries and certificates of public officials.

          (5) Opinion of Counsel for CIBER and the Contracting Stockholder. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Davis, Graham & Stubbs LLP, counsel for CIBER and the Contracting Stockholder, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit C hereto and to such further effect as the Underwriter may reasonably request. In giving such opinion, counsel may rely, as to all matters governed by laws other than the law of the State of Colorado, General Corporation Law of the State of Delaware and the federal law of the United States, upon the opinions of counsel satisfactory to the Underwriter. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of CIBER and its subsidiaries, certificates of the Contracting Stockholder and certificates of public officials.

          (6) Company Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the ML&Co. Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the ML&Co. Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

          (7) CIBER Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the CIBER Prospectus, any material adverse change in the business, financial condition, results of operations or earnings of CIBER and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the Chief Executive Officer or an Executive Vice President of CIBER and of the chief financial or chief accounting officer of CIBER, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of CIBER contained in Section 1(a) of the Registration Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) CIBER has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time pursuant to the Registration Agreement, and (iv) no stop order suspending the effectiveness of the CIBER Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

          (8) Certificate of the Contracting Stockholder. At Closing Time, the Underwriter shall have received a certificate of the Contracting Stockholder, dated as of Closing Time, to the effect that (i) the representations and warranties of the Contracting Stockholder contained in Section 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time and (ii) the Contracting Stockholder has complied with all agreements and satisfied all conditions on his part to be performed or satisfied at or prior to Closing Time pursuant to this Agreement and the transactions contemplated hereby.

          (9) Company Accountant's Comfort Letter. At the time of the execution of this Agreement, the Underwriter shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the ML&Co. Registration Statement and the ML&Co. Prospectus.

          (10) CIBER Accountant's Comfort Letter. At the time of the execution of this Agreement, the Underwriter shall have received from KPMG Peat Marwick LLP a letter dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the CIBER Registration Statement and the CIBER Prospectus.

          (11) Company Accountant's Bring-down Comfort Letter. At Closing Time, the Underwriter shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to Section 5(a)(9) hereof, except that the "specified date" referred to shall be a date not more than three business days prior to Closing Time.

          (12) CIBER Accountant's Bring-down Comfort Letter. At Closing Time, the Underwriter shall have received from KPMG Peat Marwick LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to Section 5(a)(10) hereof, except that the "specified date" referred to shall be a date not more than three business days prior to Closing Time.

          (13) Maintenance of Rating. Since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to any of the Company's securities by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of any of the Company's securities.

          (14) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

          (15) No Objection. The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (16) Lock-up Agreements. At the date of this Agreement, the Underwriter shall have received an agreement substantially in the form of Exhibit D hereto signed by each of the persons and entities listed on Schedule B hereto.

          (17) Conditions to Purchase of Option Securities. In the event that the Underwriter exercises its option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Contracting Stockholder contained herein, the representations and warranties of CIBER contained in the Registration Agreement and the statements in any certificates furnished by the Company, CIBER or the Contracting Stockholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriter shall have received:



               (A) Company Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at Closing Time pursuant to
          Section 5(a)(6) hereof is true and correct as of such Date of Delivery.

               (B) CIBER Officers' Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer or an Executive Vice President of CIBER and of the chief financial or chief accounting officer of CIBER confirming that the certificate delivered at Closing Time pursuant to Section 5(a)(7) hereof is true and correct as of such Date of Delivery.

               (C) Certificate of the Contracting Stockholder. A certificate, dated such Date of Delivery, of the Contracting Stockholder confirming that the certificate delivered at Closing Time pursuant to Section 5(a)(8) hereof is true and correct as of such Date of Delivery.

               (D) Opinion of Counsel for the Company. The favorable opinion of Brown & Wood llp, counsel for the Company, in form and substance satisfactory to the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
          Section 5(a)(3) hereof.

               (E) Opinion of Counsel for the Underwriter. The favorable opinion of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Underwriter, in form and substance satisfactory to the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
          Section 5(a)(4) hereof.

               (F) Opinion of Counsel for CIBER and the Contracting Stockholder. The favorable opinion of Davis, Graham & Stubbs LLP, counsel for CIBER, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, to the same effect as the opinion required by Section 5(a)(5) hereof.

               (G) Company Accountant's Bring-down Comfort Letter. A letter from Deloitte & Touche LLP, in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriter pursuant to Section 5(a)(11) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

               (H) CIBER Accountant's Bring-down Comfort Letter. A Letter from KPMG Peat Marwick LLP, in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriter pursuant to Section 5(a)(12) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (18) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained herein or in the Registration Agreement; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

     (b) Conditions of the Company's Obligations. The obligations of the Company hereunder are subject to the accuracy of the representations and warranties of the Contracting Stockholder contained in Section 1(b) hereof, to the accuracy of the representations and warranties of CIBER contained in the Registration Agreement, to the accuracy of the statements in certificates of any officer of CIBER or of the Contracting Stockholder delivered pursuant to the provisions hereof, to the performance by the Contracting Stockholder of his covenants and other obligations hereunder, to the performance by CIBER of its covenants and other obligations under the Registration Agreement, and to the following further conditions:

          (1) Effectiveness of CIBER Registration Statement. The CIBER Registration Statement, including any CIBER Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the CIBER Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Company.

          (2) Opinion of Counsel for the Company. At Closing Time, the Company shall have received the favorable opinion, dated as of Closing Time, of Brown & Wood llp, counsel for the Company, to the same effect as the opinion required by Section 5(a)(3) hereof.

          (3) Opinion of Counsel for the Underwriter. At Closing Time, the Company shall have received the favorable opinion, dated as of Closing Time, of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Underwriter, to the same effect as the opinion required by
     Section 5(a)(4) hereof.

          (4) Opinion of Counsel for CIBER and the Contracting Stockholder. At Closing Time, the Company shall have received the favorable opinion, dated as of Closing Time, of Davis, Graham & Stubbs LLP, counsel for CIBER and the Contracting Stockholder, to the same effect as the opinion required by
     Section 5(a)(5) hereof.

          (5) CIBER Officers' Certificate. At Closing Time, the Company shall have received a certificate of the Chief Executive Officer or an Executive Vice President of CIBER and of the chief financial or chief accounting officer of CIBER, dated as of Closing Time, to the same effect as the certificate delivered to the Underwriter pursuant to Section 5(a)(7) hereof.

          (6) Certificate of the Contracting Stockholder. At Closing Time, the Company shall have received a certificate of the Contracting Stockholder, dated as of Closing Time, to the same effect as the certificate delivered to the Underwriter pursuant to Section 5(a)(8) hereof.

          (7) CIBER Accountant's Comfort Letter. At the time of the execution of this Agreement, the Company shall have received from KPMG Peat Marwick LLP a letter dated such date, in form and substance satisfactory to the Company, substantially the same in form and substance as the letter delivered to the Underwriter pursuant to Section 5(a)(10) hereof.

          (8) CIBER Accountant's Bring-down Comfort Letter. At Closing Time, the Company shall have received from KPMG Peat Marwick LLP a letter, dated as of Closing Time, in form and substance satisfactory to the Company, substantially the same in form and substance as the letter delivered to the Underwriter pursuant to Section 5(a)(12) hereof.

          (9) Conditions to Sale of Option Securities. In the event that the Underwriter exercises its option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Contracting Stockholder contained herein, the representations and warranties of CIBER contained in the Registration Agreement and the statements in any certificates furnished by CIBER or the Contracting Stockholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Company shall have received:

               (A) CIBER Officers' Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer or an Executive Vice President of CIBER and of the chief financial or chief accounting officer of CIBER confirming that the certificate delivered at Closing Time pursuant to Section 5(b)(5) hereof is true and correct as of such Date of Delivery.

               (B) Certificate of the Contracting Stockholder. A certificate, dated such Date of Delivery, of the Contracting Stockholder confirming that the certificate delivered at Closing Time pursuant to Section 5(b)(6) hereof is true and correct as of such Date of Delivery.

               (C) Opinion of Counsel for the Company. The favorable opinion, dated such Date of Delivery, of Brown & Wood llp, counsel for the Company, to the same effect as the opinion required by
          Section 5(a)(17)(D) hereof.

               (D) Opinion of Counsel for the Underwriter. The favorable opinion, dated such Date of Delivery, of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Underwriter, to the same effect as the opinion required by Section 5(a)(17)(E) hereof.

               (E) Opinion of Counsel for CIBER and the Contracting Stockholder. The favorable opinion, dated such Date of Delivery, of Davis, Graham & Stubbs LLP, counsel for CIBER and the Contracting Stockholder, to the same effect as the opinion required by Section 5(a)(17)(F) hereof.

               (F) CIBER Accountant's Bring-down Comfort Letter. A Letter from KPMG Peat Marwick LLP, in form and substance satisfactory to the Company and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriter pursuant to Section 5(a)(17)(H) hereof.

     (c)  Termination of Agreement.  If any condition specified in subsection
(a) of this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the Underwriter to purchase the relevant Option Securities, may be terminated by the Underwriter by notice to the Company and the Contracting Stockholder at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.
If any condition specified in subsection (b) of this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the sale of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the Company to sell the relevant Option Securities, may be terminated by the Company by notice to the Underwriter and the Contracting Stockholder at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6.     Indemnification.

     (a) Indemnification of the Underwriter by the Company. The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

          (i) subject to subsection (d) below, against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the ML&Co. Registration Statement (or any amendment thereto), including the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any ML&Co. preliminary prospectus or the ML&Co. Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) above; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company; and

          (iii) subject to subsection (d) below, against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) above, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the ML&Co. Registration Statement (or any amendment thereto), including the Rule 434 Information, if applicable, or any ML&Co. preliminary prospectus or the ML&Co. Prospectus (or any amendment or supplement thereto).

     Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who controls an underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, such indemnity agreement is subject to the undertaking of the Company in the ML&Co. Registration Statement under Item 17 thereof.

     (b) INDEMNIFICATION OF THE UNDERWRITER AND THE COMPANY BY THE CONTRACTING STOCKHOLDER. The Contracting Stockholder agrees to indemnify and hold harmless
(1) the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and (2) the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

          (i) subject to subsection (d) below, against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the CIBER Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any CIBER preliminary prospectus or the CIBER Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) above; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Contracting Stockholder; and

          (iii) subject to subsection (d) below, against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter or the Company, as the case may be), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) above, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with (A) written information furnished to CIBER by the Underwriter expressly for use in the CIBER Registration Statement (or any amendment thereto), or any CIBER preliminary prospectus or the CIBER Prospectus (or any amendment or supplement thereto) or (B) written information furnished to CIBER by the Company expressly for use in the CIBER Registration Statement (or any amendment thereto), or any CIBER preliminary prospectus or the CIBER Prospectus (or any amendment or supplement thereto); PROVIDED, FURTHER, HOWEVER, that the foregoing indemnity with respect to any untrue statement contained in or omission from a CIBER preliminary prospectus shall not inure to the benefit of the Underwriter (or to the benefit any person controlling the Underwriter) if such untrue statement contained in or omission from the CIBER preliminary prospectus was eliminated or remedied in the CIBER Prospectus (as amended or supplemented if CIBER shall have furnished to the Underwriter any amendments or supplements thereto) and, if required by law, a copy of the CIBER
Prospectus (as amended or supplemented if CIBER shall have furnished to the Underwriter any amendments or supplements thereto) shall not have been furnished to such person asserting any such loss, liability, claim, damage or expense at or prior to the written confirmation of the sale of the Securities which are the subject thereof to such person.

     (c) INDEMNIFICATION OF THE COMPANY AND THE CONTRACTING STOCKHOLDER. The Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the ML&Co. Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Contracting Stockholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the ML&Co. Registration Statement (or any amendment thereto), including the Rule 434 Information, if applicable, or any ML&Co. preliminary prospectus or the ML&Co. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the ML&Co. Registration Statement (or any amendment thereto) or such ML&Co. preliminary prospectus or the ML&Co. Prospectus (or any amendment or supplement thereto).

     (d) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand commenced or asserted against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Upon receipt of such notice, the indemnifying party, severally or jointly with any other indemnifying parties receiving such notice, shall retain counsel reasonably satisfactory to such indemnified party to represent such indemnified party and any others the indemnifying party may designate in respect of such suit, action, proceeding, claim or demand. In respect of any such suit, action, proceeding, claim or demand, an indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying parties and such indemnified party shall have mutually agreed to the contrary, (ii) the indemnifying parties have failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties in any such suit, action or proceeding (including any impleaded parties) include both indemnifying parties and indemnified parties and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel

(in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) and 6(b)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement for all such fees and expenses of counsel, other than such fees and expenses of counsel that are being contested in good faith by an indemnifying party.

     SECTION 7.     CONTRIBUTION.

     (a) If the indemnification provided for in Sections 6(a) and 6(c) is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then the Company and the Underwriter shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the ML&Co. Prospectus, or, if Rule 434 is used, the corresponding location on the ML&Co. Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault of the Company on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Notwithstanding the provisions of this Section 7(a), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7(a) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(a). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7(a) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7(a), each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the ML&Co. Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

     (b) If the indemnification provided for in Section 6(b) hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then the Contracting Stockholder on the one hand and the Underwriter and the Company on the other hand shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Contracting Stockholder on the one hand and by the Underwriter and the Company on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Contracting Stockholder on the one hand and of the Underwriter and the Company on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received from the offering of the Securities pursuant to this Agreement shall be deemed to be such that the Underwriter and the Company shall be responsible for that portion of the aggregate amount of such losses, liabilities, claims, damages and expenses represented by the percentage that the total underwriting discount received by the Underwriter, as set forth on the cover of the ML&Co. Prospectus, or, if Rule 434 is used, the corresponding location on the ML&Co. Term Sheet, bears to the aggregate initial public offering price of the Securities as set forth on such cover and the Contracting Stockholder shall be responsible for the balance. The relative fault of the Contracting Stockholder on the one hand and the Underwriter and the Company on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Contracting Stockholder or CIBER on the one hand or by the Underwriter or the Company on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Notwithstanding the provisions of this Section 7(b), the Underwriter and the Company shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter and the Company have otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     The Contracting Stockholder, the Underwriter and the Company agree that it would not be just and equitable if contribution pursuant to this Section 7(b) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(b). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this
Section 7(b) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7(b), each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

     SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or CIBER or of the Contracting Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company or the Contracting Stockholder, and shall survive delivery of the Securities to the Underwriter.

     SECTION 9.     TERMINATION OF AGREEMENT.

     (a) TERMINATION; GENERAL. The Underwriter may terminate this Agreement, by notice to the Company and the Contracting Stockholder, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the ML&Co. Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has been, since the time of execution of this Agreement, or since the respective dates as of which information is given in the CIBER Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of CIBER and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (iii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iv) if trading in any securities of the Company or in the CIBER Common Stock has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or
(v) if a banking moratorium has been declared by either federal or New York authorities.

     (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to it at 3300 Hillview Avenue, Suite 150, Palo Alto, California 94304, attention of Steven F. Strandberg; notices to the Company shall be directed to it at 100 Church St., 12th Floor, New York, New York 10007, attention of the Secretary, with a copy to the Treasurer at World Financial Center, South Tower, New York, New York 10080-6105; and notices to the Contracting Stockholder shall be directed to him c/o CIBER, Inc., 5251 DTC Parkway, Suite 1400, Englewood, Colorado 80111.

     SECTION 11. PARTIES. This Agreement shall each inure to the benefit of and be binding upon each of the Underwriter, the Company and the Contracting Stockholder and their respective successors (including, in the case of the Contracting Stockholder, heirs, distributees, legatees, next of kin, executors, administrators and legal and personal representatives). Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors (including, in the case of the Contracting Stockholder, heirs, distributees, legatees, next of kin, executors, administrators and legal and personal representatives) and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors (including, in the case of the Contracting Stockholder, heirs, distributees, legatees, next of kin, executors, administrators and legal and personal representatives), and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 12. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 13. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriter, the Company and the Contracting Stockholder in accordance with its terms.

                              Very truly yours,

                              MERRILL LYNCH & CO., INC.


                              By
                                 ---------------------------------
                                 Name:  George J. Nolan
                                 Title: Manager, Capital Financing




                              ----------------------------------------
                              Bobby G. Stevenson, individually
                              and as settlor, beneficiary and trustee
                              of the 1998 Bobby G. Stevenson Revocable Trust


CONFIRMED AND ACCEPTED,
     as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED



By  ------------------------------------
          Authorized Signatory

                                      SCHEDULE A


                              MERRILL LYNCH & CO., INC.

                      7 7/8% STRYPES (-SM-)DUE February 1, 2001





          1. The initial public offering price of the Securities shall be $54.125 per STRYPES.

          2. The purchase price for the Securities to be paid by the Underwriter shall be $52.505 per STRYPES, being an amount equal to the initial public offering price set forth above less $1.62 per STRYPES.

          3. The "Downside Protection Threshold Price" with respect to the Securities shall be $51.4188.

          4. The "Initial Appreciation Cap" with respect to the Securities shall be $70.3625.

          5. The "Threshold Appreciation Price" with respect to the Securities shall be $91.4713.












---------------
(-SM-) Service mark of Merrill Lynch & Co., Inc.


                                       Sch A-1

                                      SCHEDULE B


                                 Mac J. Slingerland
                                 Richard A. Montoni
                               Lawrence D. Greenwood
                                William E. Storrison
                                James A. Rutherford
                                   James C. Spira
                                   Roy L. Burger



                                       Sch B-1

                                                                       Exhibit A



                         FORM OF OPINION OF COMPANY'S COUNSEL
                             TO BE DELIVERED PURSUANT TO
                                   SECTION 5(a)(3)


          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the ML&Co. Prospectus and to enter into and perform its obligations under the Purchase Agreement.

          (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (iv) Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the ML&Co. Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in the State of New York; all of the issued and outstanding capital stock of MLPF&S has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of MLPF&S was issued in violation of the preemptive or similar rights of any securityholder of MLPF&S.

          (v) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

          (vi) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (vii) The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company and, assuming that the Securities have been duly authenticated by the Trustee in the manner described in its certificate delivered to you today (which fact such counsel need not determine by an inspection of the Securities), the Securities have been duly executed, issued and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

          (viii) The Forward Purchase Contract has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the other parties thereto) constitutes a valid and binding agreement of the Company and the ML&Co. Subsidiary, enforceable against the Company and the ML&Co. Subsidiary in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (ix)   The Indenture has been duly qualified under the 1939 Act.

          (x) The Securities, the Indenture and the Forward Purchase Contract conform in all material respects as to legal matters to the descriptions thereof contained in the ML&Co. Prospectus.

          (xi) The ML&Co. Registration Statement, including any ML&Co. Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the ML&Co. Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the ML&Co. Registration Statement or any ML&Co. Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

          (xii) The ML&Co. Registration Statement, including any ML&Co. Rule 462(b) Registration Statement and the Rule 434 Information, as applicable, the ML&Co. Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the ML&Co. Registration Statement and ML&Co. Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

          (xiii) The documents incorporated by reference in the ML&Co. Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

          (xiv) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states and except for the qualification of the Indenture under the 1939 Act, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement by the Company or the due execution, delivery or performance of the Indenture or the Forward Purchase Contract by the Company or for the offering, issuance, sale or delivery of the Securities or for the due execution, delivery or performance of the Forward Purchase Contract by the ML&Co. Subsidiary.

          (xv) The execution, delivery and performance by the Company of the Purchase Agreement, the Indenture, the Securities and the Forward Purchase Contract and the consummation of the transactions contemplated in the Purchase Agreement, the Forward Purchase Contract and in the ML&Co. Registration Statement (including the issuance and sale of the Securities and the delivery of shares of CIBER Common Stock pursuant thereto, the consummation of the Forward Purchase and the use of the proceeds from the sale of the Securities as described in the ML&Co. Prospectus under the caption "Supplemental Use of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement, the Indenture, the Securities and the Forward Purchase Contract and (B) the execution, delivery and performance by the ML&Co. Subsidiary of the Forward Purchase Contract and the consummation by the ML&Co. Subsidiary of the transactions contemplated therein and compliance by the ML&Co. Subsidiary with its obligations under the Forward Purchase Contract do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xiii) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

          We have participated in conferences with officers and representatives of the Company, representatives of the independent accountants of the Company, and the Underwriter at which the contents of the ML&Co. Registration Statement and the ML&Co. Prospectus and related matters were discussed and, although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in said Registration Statement and Prospectus and have made no independent check or verification thereof, on the basis of the foregoing, nothing has come to our attention that would lead us to believe that the ML&Co. Registration Statement or any amendment thereto, including the Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which we make no statement), at the time such ML&Co. Registration Statement or any such amendment became effective or at the date of the Purchase Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the ML&Co. Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time the ML&Co. Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                     Exhibit B



                       FORM OF OPINION OF UNDERWRITER'S COUNSEL
                             TO BE DELIVERED PURSUANT TO
                                   SECTION 5(a)(4)


          (i) CIBER has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) The Registration Agreement has been duly authorized, executed and delivered by CIBER.

          (iii) The CIBER Registration Statement, including any CIBER Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the CIBER Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the CIBER Registration Statement or any CIBER Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

          (iv) The CIBER Registration Statement, including any CIBER Rule 462(b) Registration Statement, the CIBER Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the CIBER Registration Statement and CIBER Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

          (v) The documents incorporated by reference in the CIBER Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

     We have been retained by the Underwriter solely to render legal advice in connection with the purchase and public offering by the Underwriter of the Securities and have reviewed the documents referred to herein solely for the purpose of providing a basis for the foregoing opinions. We have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to other matters in the CIBER Registration Statement or the CIBER Prospectus, and we have not independently or as agent of the Underwriter investigated the veracity or completeness of statements contained in the CIBER Registration Statement or the CIBER Prospectus or attempted to verify the representations made by CIBER in the aforesaid documents. However, we are familiar with the CIBER Registration Statement and the CIBER Prospectus, and we have considered the matters required to be included and the information contained therein. Further, we have generally reviewed and discussed with certain officers and employees of CIBER, counsel for CIBER, independent public accountants for CIBER and the Underwriter the information furnished. On the basis of such consideration, review and discussion, but without independent check or verification, nothing has come to our attention that would lead us to believe (i) that the CIBER
Registration Statement or any amendment thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we express no belief), at the time such CIBER Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the CIBER Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we express no belief), at the time the CIBER Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                      Exhibit C



                     FORM OF OPINION OF COUNSEL TO CIBER AND THE
                       CONTRACTING STOCKHOLDER TO BE DELIVERED
                             PURSUANT TO SECTION 5(a)(5)


          (i) CIBER has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) CIBER has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the CIBER Prospectus and to enter into and perform its obligations under the Registration Agreement.

          (iii) CIBER is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which the character of the properties owned or leased by CIBER, or the transaction of the business of CIBER as now conducted, requires such qualification, except where the failure to be so qualified or to be in good standing would not have a material adverse effect upon CIBER and its subsidiaries, taken as a whole.

          (iv) The shares of issued and outstanding capital stock of CIBER (including shares of CIBER Common Stock owned by the Contracting Stockholder), have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of CIBER was issued in violation of the preemptive or other similar rights of any securityholder of CIBER.

          (v) Each "significant subsidiary" of CIBER (as such term is defined in Rule 405 of the 1933 Act) (each a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power to own, lease and operate its properties and to conduct its business as described in the CIBER Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which the character of the properties owned or leased by it, or the transaction of the business of the Significant Subsidiary as now conducted, requires such qualification, except where the failure to be so qualified or to be in good standing would have a material adverse effect on CIBER and its subsidiaries, taken as a whole; except as otherwise disclosed in the CIBER Registration Statement, all of the issued and outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by CIBER, free and clear of all perfected security interests and, to our knowledge, all other liens, encumbrances, claims or equities.

          (vi) The Registration Agreement has been duly authorized, executed and delivered by CIBER.

          (vii) All corporate action required to be taken on the part of CIBER for the authorization, execution and delivery of the Registration Agreement by CIBER has been duly and validly taken and, to our knowledge, except for registration rights which have either been fulfilled, do not apply or have been properly waived, no rights to register outstanding shares of CIBER's capital stock, or shares issuable upon the exercise of outstanding warrants, options, convertible securities or other rights to acquire shares of such capital stock, exist.

          (viii) The CIBER Registration Statement, including any CIBER Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the CIBER Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the CIBER Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

          (ix) CIBER meets the requirements for the use of Form S-3 under the 1933 Act, and the CIBER Registration Statement, including any CIBER Rule 462(b) Registration Statement, the CIBER Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the CIBER Registration Statement and the CIBER Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements, including the notes relating thereto, and all other financial data included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

          (x) The documents incorporated by reference in the CIBER Prospectus (other than the financial statements, including the notes relating thereto, and all other financial data included therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

          (xi) Other than as set forth or contemplated in the CIBER Prospectus, to our knowledge, there are no legal or governmental proceedings pending or threatened to which CIBER or any Significant Subsidiary is or may be a party, or to which any property of CIBER or any Significant Subsidiary is or may be subject which, if determined adversely to CIBER or such Significant Subsidiary, would, individually or in the aggregate, reasonably be expected to have a material adverse effect on CIBER and its subsidiaries, taken as a whole.

          (xii) The description of CIBER's capital stock contained in the registration statement on Form 8-A (File No. 0-23488) filed with the Commission on February 25, 1994, to the extent that it constitutes matters of law, summaries of legal matters, CIBER's charter and bylaws, or legal conclusions, has been reviewed by us and is correct in all material respects.

          (xiii) There is no contract or document known to us that is required to be filed as an exhibit to the CIBER Registration Statement that is not so filed and the provisions of the Amended and Restated Certificate of Incorporation and Bylaws of CIBER and such portion of the employee benefit plans and employment agreements as are summarized in the CIBER Registration Statement and the CIBER Prospectus are fairly summarized, as to legal matters, in all respects.

          (xiv) To our knowledge, no consent, approval, authorization or order of, or registration or qualification with, any court or governmental authority or body is required in connection with the due authorization, execution and delivery by CIBER of the Registration Agreement or for the performance by CIBER of its obligations thereunder, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under or from the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the NASD and the New York Stock Exchange and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter.

          (xv) The execution, delivery and performance by CIBER of the Registration Agreement and the consummation of the transactions contemplated therein and compliance by CIBER with its obligations thereunder do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, known to us, to which CIBER or any Significant Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of CIBER or any Significant Subsidiary is subject (except for conflicts, breaches or defaults which individually or in the aggregate would not have a material adverse affect on CIBER and its subsidiaries taken as a whole), nor will such action result in any violation of the provisions of the charter or by-laws of CIBER or any applicable law or statute or any order, rule, regulation, judgment, order, writ or decree, known to us, of any court or governmental agency or body having jurisdiction over CIBER or any Significant Subsidiary or any of their respective properties.

          (xvi) The Purchase Agreement has been duly executed and delivered by the Contracting Stockholder.

          (xvii) The execution, delivery and performance by the Contracting Stockholder of the Purchase Agreement, Forward Purchase Contract and the Security and Pledge Agreement and the consummation by the Contracting Stockholder of the transactions contemplated therein and compliance by the Contracting Stockholder with his obligations thereunder do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon any property or assets of the Contracting Stockholder (including the shares of CIBER Common Stock owned by the Contracting Stockholder) pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument, known to us, to which the Contracting Stockholder is a party or by which he may be bound, or to which any of the property or assets of the Contracting Stockholder is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, individually or in the aggregate, materially and adversely affect the ability of the Contracting Stockholder to perform his obligations under the Purchase Agreement, Forward Purchase Contract or the Security and

     Pledge Agreement), nor will such action result in any violation of the provisions of the 1998 Bobby G. Stevenson Revocable Trust, or any applicable law or statute or any order, rule, regulation, judgment, order, writ or decree, known to us, of any governmental agency or body having jurisdiction over the Contracting Stockholder or any of his assets (except for such violations that would not, singly or in the aggregate, materially and adversely affect the ability of the Contracting Stockholder to perform his obligations under the Purchase Agreement, Forward Purchase Contract or the Security and Pledge Agreement).

          (xviii) To our knowledge, no consent, approval, authorization or order of, or registration or qualification with, any court or governmental authority or body is required in connection with the due execution and delivery by the Contracting Stockholder of the Purchase Agreement, the Forward Purchase Contract or the Security and Pledge Agreement or the performance by the Contracting Stockholder of his obligations thereunder, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under or from the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the NASD and the New York Stock Exchange and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter; and the Contracting Stockholder has the full right, power and capacity to pledge and assign the shares of CIBER Common Stock to be pledged and assigned by the Contracting Stockholder pursuant to the Security and Pledge Agreement and to sell, transfer and deliver the shares of CIBER Common Stock to be sold by the Contracting Stockholder pursuant to the Forward Purchase Contract.

          (xix) Each of the Forward Purchase Contract and the Security and Pledge Agreement has been duly executed and delivered by the Contracting Stockholder and (assuming the due authorization, execution and delivery thereof by the other parties thereto) constitutes a valid and binding agreement of the Contracting Stockholder, enforceable against the Contracting Stockholder in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (xx) The Contracting Stockholder has all rights in and to the shares of CIBER Common Stock to be pledged and assigned by the Contracting Stockholder pursuant to the Security and Pledge Agreement, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than those created pursuant to the Security and Pledge Agreement; and the shares of CIBER Common Stock pledged by the Contracting Stockholder as of the date hereof have been duly and validly assigned, delivered and pledged by the Contracting Stockholder under the Security and Pledge Agreement and such Security and Pledge Agreement, together with such assignment, delivery and pledge, creates, as security for the performance of the obligations of the Contracting Stockholder under the Forward Purchase Contract, a valid first priority and perfected security interest in such shares of CIBER Common Stock prior to other liens.

          (xxi) If on the business day immediately preceding the Maturity Date the Contracting Stockholder delivers to the ML&Co. Subsidiary shares of CIBER Common Stock pursuant to the Forward Purchase Contract, upon delivery by the Contracting Stockholder to the ML&Co.

     Subsidiary of the shares of CIBER Common Stock pursuant to the Forward Purchase Contract, the ML&Co. Subsidiary will be the sole registered owner of the shares of CIBER Common Stock so delivered and, assuming the ML&Co. Subsidiary purchased for value and without notice of any adverse claim, the ML&Co. Subsidiary, assuming compliance with the Security and Pledge Agreement, will have acquired all rights in and to such shares of CIBER Common Stock, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (xxii) Upon the occurrence of an Event of Default specified in the Security and Pledge Agreement, the rights of the Collateral Agent with respect to the Collateral, as set forth in the Security and Pledge Agreement, shall immediately become exercisable in accordance with the terms of the Security and Pledge Agreement, and such rights will not be subject to any stay pursuant to Section 362(a) of Title 11 of the United States Code.

          (xxiii) The 1998 Bobby G. Stevenson Revocable Trust has been duly created and is a valid trust under the laws of the State of Colorado.


     We have not verified, and are not passing upon and do not assume any responsibility for the accuracy, completeness, or fairness of the statements contained in the CIBER Registration Statement or the CIBER Prospectus. We have, however, participated in conferences with officers and other representatives of CIBER, representatives of the independent public accountants of CIBER, and representatives of the Underwriter, at which the contents of the CIBER Registration Statement and the CIBER Prospectus were discussed. In the course of our participation in such conferences, nothing has come to our attention that would lead us to believe that the CIBER Registration Statement or any amendment thereto (except for financial statements, including the related notes thereto, and other financial data included therein or omitted therefrom, as to which we express no view), at the time such CIBER Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the CIBER Prospectus or any amendment or supplement thereto (except for financial statements, including the related notes thereto, and other financial data included therein or omitted therefrom, as to which we express no view), at the time the CIBER Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       Exhibit D


                    [Form of lock-up pursuant to Section 5(a)(16)]


                                   _____________, 1998

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
World Financial Center
North Tower
New York, New York  10281-1209

     Re:  Proposed Public Offering of STRYPES of Merrill Lynch & Co., Inc.

Ladies and Gentlemen:

     The undersigned understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") proposes to enter into a Purchase Agreement (the "Purchase Agreement") with Merrill Lynch & Co., Inc. ("ML&Co.") and Bobby G. Stevenson, individually and as settlor, beneficiary and trustee of the trust made by Bobby G. Stevenson as settlor and trustee under the 1998 Revocable Trust Agreement dated January 26, 1998 (the "1998 Bobby G. Stevenson Revocable Trust"), providing for the public offering (the "Public Offering") of ML&Co.'s Structured Yield Product Exchangeable for Stock (-SM-), 7 7/8% STRYPES-SM- Due February 1, 2001, payable at maturity by delivery of shares of Common Stock, par value $.01 per share (the "CIBER Common Stock"), of CIBER, Inc. ("CIBER").

     In recognition of the benefit that the Public Offering will confer upon the undersigned as a stockholder and an officer and/or director of CIBER, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Merrill Lynch, the undersigned will not, during the period commencing on the date hereof and ending 90 days thereafter: (1) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of CIBER Common Stock or any securities convertible into or exercisable or exchangeable for shares of CIBER Common Stock (whether such shares or any securities are now owned or hereafter acquired) or cause to be filed any registration statement under the Securities Act of 1933 with respect to any of the foregoing, or (2) enter into any swap or any other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of CIBER Common Stock, whether or not any such transaction described in clause (1) or (2) above is to be settled by delivery of CIBER Common Stock or such other securities, in cash or otherwise.



--------------------------------
(-SM-) Service mark of Merrill Lynch & Co., Inc.

     Whether or not a Public Offering actually occurs depends on a number of conditions, including market conditions. The Public Offering will be made only pursuant to a Purchase Agreement, the terms of which will be subject to agreement among ML&Co., Bobby G. Stevenson, individually and as settlor, beneficiary and trustee of the 1998 Bobby G. Stevenson Revocable Trust, and Merrill Lynch.


                                   Very truly yours,


                                   Signature:
                                             ---------------------------------

                                   Print Name:
                                             ---------------------------------



Accepted as of the date set forth above:



By
   --------------------------------------
   Name:







                                      D-2